                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): November 24, 1997



                          FIBERNET TELECOM GROUP, INC.
             (Exact Name of Registrant as specified in its charter)



           NEVADA                      33-7841                   13-3859938
(State or other jurisdiction       (Commission File             (IRS Employer
      of incorporation)                 Number)              Identification No.)



           120 ERIE CANAL DRIVE, SUITE 100, ROCHESTER, NEW YORK 14626
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (716) 225-0440



                           DESERT NATIVE DESIGNS, INC.
                1391 LUCKSPRING DRIVE, SALT LAKE CITY, UTAH 84106
          (Former name or former address, if changed since last report)

Item 5.         Other Events.

         Desert Native Designs, Inc. filed an amendment to its articles of incorporation with the Secretary of State of the State of Nevada to change its corporate name to FiberNet Telecom Group, Inc.

Item 7.         Financial Statements.

      (a)       Financial Statements of businesses acquired.

         (1) June 30, 1997 audited financial statements of FiberNet Telecom Inc. and affiliated entities are attached hereto as Schedule 1.

      (c)       Exhibit.

           23.1       Consent of Mendelsohn Kary Bell & Natoli, P.C.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FIBERNET TELECOM GROUP, INC.


                                             By:       /s/ Lawrence S. Polan
                                                  Lawrence S. Polan, Secretary



Date:      February 2 , 1998

                                   SCHEDULE 1
                                 --------------





                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
    FiberNet Telecom Inc. and Affiliated Entities
      (A Development Stage Company)


We have audited the accompanying combined balance sheet of FiberNet Telecom Inc. and Affiliated Entities (A Development Stage Company) as of June 30, 1997, and the related combined statements of operations and accumulated deficit, stockholders' equity and cash flows for the year then ended and for the period from August 10, 1994 (inception), to June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FiberNet Telecom Inc. and Affiliated Entities as of June 30, 1997, and the results of its operations and its cash flows for the year then ended and from August 10, 1994 (inception), to June 30, 1997 in conformity with generally accepted accounting principles.




New York, New York
November 29, 1997

                  FIBERNET TELECOM INC. AND AFFILIATED ENTITIES
                          (A DEVELOPMENT STAGE COMPANY)

                             COMBINED BALANCE SHEET

                                  JUNE 30, 1997




                                   A S S E T S


Current Assets:
            Cash                                                                       $   1,652
            Prepaid expenses                                                               1,067
                                                                                       ---------
               Total current assets                                                        2,719
Deferred commitment fee                                                                   99,000
Security deposits                                                                            800
                                                                                       ---------
                                                                                       $ 102,519
                                                                                       ---------

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


Current Liabilities:
      Accounts payable and accrued expenses                                            $ 338,480
Equity:
      Capital contributed                                               147,100
      Deficit accumulated during the
             development stage                                         (383,061)        (235,961)
                                                                      ---------        ---------
                                                                                       $ 102,519
                                                                                       ---------






See accompanying Notes.

                  FIBERNET TELECOM INC. AND AFFILIATED ENTITIES
                          (A DEVELOPMENT STAGE COMPANY)

            COMBINED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                    ACCUMULATED DURING THE DEVELOPMENT STAGE



                                          For The            Inception
                                        Year Ended              To
                                       June 30, 1997       June 30, 1997
                                       -------------       -------------
Expenses
     Salaries                            $  27,500        $  27,500
     Employee welfare                        6,589            6,589
     Consultants                           178,250          178,970
     Travel and auto                        14,045           19,686
     Business development expenses           5,000            5,000
     Rent                                    4,512            4,512
     Telephone                               4,549            4,868
     Office expense                          8,382            8,562
     Legal and accounting                  119,857          120,872
     Taxes                                   2,009            2,998
     Miscellaneous                           2,981            3,504
                                         ---------        ---------
     Net loss                             (373,674)        (383,061)
                                         ---------        ---------
     Accumulated deficit beginning          (9,387)              --
                                         ---------        ---------
     Accumulated deficit ending          $(383,061)       $(383,061)
                                         ---------        ---------







                  FIBERNET TELECOM INC. AND AFFILIATED ENTITIES
                          (A DEVELOPMENT STAGE COMPANY)





See accompanying Notes.

                             STATEMENT OF CASH FLOWS


                                                         For The         Inception
                                                       Year Ended           To
                                                      June 30, 1997    June 30, 1997



Cash Flows from Operating Activities:
Net loss                                                $(373,674)       $(383,061)
Adjustments to reconcile net loss to
  net cash used by operating activities:
    Amortization of deferred expenses                      56,200           56,200
    Changes in operating assets and liabilities:
    Prepaid expenses                                       (1,067)          (1,067)
    Deferred expenses                                                      (56,200)
    Accounts payable and accrued expenses                 239,072          239,480
                                                        ---------        ---------
        Net cash used by operating activities             (79,469)        (144,648)
                                                        ---------        ---------

Cash Flows from Investing Activities:
    Other assets                                             (800)            (800)
                                                        ---------        ---------
        Net cash used by investing activities                (800)            (800)
                                                        ---------        ---------

Cash Flows from Financing Activities:
    Capital Contribution                                   81,000          147,100
                                                        ---------        ---------
        Net cash provided by financing activities          81,000          147,100
                                                        ---------        ---------

Net increase in cash                                          731            1,652
Cash, beginning                                               921               --
                                                        ---------        ---------
Cash, ending                                            $   1,652        $   1,652
                                                        ---------        ---------



                  FIBERNET TELECOM INC. AND AFFILIATED ENTITIES
                          (A DEVELOPMENT STAGE COMPANY)




See accompanying Notes.

                        STATEMENT OF STOCKHOLDERS' EQUITY
                           INCEPTION TO JUNE 30, 1997


                                                                 Limited          C Corporation
                                                                 Liability            Common                  Total
                                                                 Companies            Stock                  Capital
FiberNet Telecom Inc.:
  Authorized 1,000 shares .01 par value
  issued and outstanding 240 sharese
        June 30, 1995                                                                  $60,000                $ 60,000
        June 30, 1996                                                                    1,000                   1,000
        June 30, 1997                                                                    7,100                   7,100

Local Fiber, LLC:
        Class A:
        June 30, 1997                                               $43,050                                     43,050
        Class B:
        June 30, 1997                                                10,000                                     10,000

FiberNet Equal Access, LLC:
        June 30, 1997                                                25,950                                     25,950
                                                                    -------            -------                --------
Balance, June 30, 1997                                              $79,000            $68,100                $147,100
                                                                    -------            -------                --------











See accompanying Notes.

                  FIBERNET TELECOM INC. AND AFFILIATED ENTITIES
                          (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO COMBINED FINANCIAL STATEMENTS


         1.       Principal Business Activity and Significant Accounting
                  Policies

                  Principal Business Activity:

                  The group of entities (The Company), combined in the accompanying financial statements, develops and plans to operate telecommunication networks providing switched local telecommunications and switched data communication services to be marketed principally to the business community located in New York City and parts of New Jersey.

                  Principles of Combination:

                  The accompanying combined financial statements include the accounts of the following related entities:

                                    FiberNet Telecom Inc.
                                    Local Fiber, LLC (Formed March 20, 1996, NY,
                                    NY) FiberNet Equal Access, LLC (Formed
                                    December 12, 1996, NY, NY)

                  The ownership of Local Fiber, LLC is divided into (a) three Class A Members owning 90% and entitled to two votes each, and
                  (b) one Class B Member owning 10% and entitled to one vote. The Class A Members were required to make the $10,000 capital contribution for the Class B Member who was required, under the Operating Agreement, to grant a license to Local Fiber with respect to fiber optic cable (See Note 2.) The 10% ownership of Class B Member cannot be diluted until Local Fiber shall have completed a public offering. Under the terms of the Local Fiber operating agreement, no Class A or Class B Member has any personal liability for the obligations of Local Fiber and it has a fixed period of existence of twenty years.

                  All material intercompany accounts and transactions have been eliminated in combination. Certain affiliates provide management services to the Company. (See Note 5.)

                  FiberNet Equal Access, LLC has one class of members. Under the terms of the FiberNet Equal Access, LLC Operating Agreement, no member has any personal liability for the obligations of FiberNet Equal Access, LLC, and it has a fixed period of existence of twenty years.

                  FIBERNET TELECOM INC. AND AFFILIATED ENTITIES
                          (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO COMBINED FINANCIAL STATEMENTS



1.       Principal Business Activity and Significant Accounting Policies
         (continued)

         Going Concern:

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has been in the development stage since its inception, and has incurred losses, thereby using substantial amounts of its working capital in its operations. Further, at June 30, 1997, current liabilities exceed current assets by $335,761 and total liabilities exceed total assets by $235,961.

         In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the company's ability to attain profitable operations and meet its financing requirements. Management believes that actions presently being taken to revise the company's operating and financial requirements and obtain additional capital provide the basis for the company to continue as a going concern. See note 7, Subsequent Events - Reorganization and Merger.

         Commitment Fees:

         Amortization of deferred commitment fees will be over the term of the related borrowings.

         Income Taxes:

         For income tax purposes, FiberNet Telecom Inc. files as a C Corporation, and Local Fiber, LLC and FiberNet Equal Access, LLC file as partnerships.

         Use of Estimates:

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. In these financial statements, assets, liabilities involve extensive reliance on management's estimates. Actual results could differ from those estimates.

                  FIBERNET TELECOM INC. AND AFFILIATED ENTITIES
                          (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO COMBINED FINANCIAL STATEMENTS




2.       Intangibles

         Network License:

         Local Fiber, LLC, has been licensed for an exclusive use of up to eight fiber optic strands on the existing fiber optic cable network in New York City and New Jersey granted by one of its members. The initial term of the license is July 1, 1996 - December 20, 2008. The Company has an option to extend the term of the license for fifteen years at no cost. The Company is responsible for incremental expenses above which the licensor would have incurred notwithstanding this agreement. Ownership of network construction undertaken by the Company will substantially vest to the licensor. The grant of the right to use the fiber optic cable and the continuation of such right is subject to Local Fiber having arranged for $2,000,000 in financing by December 31, 1997. The License terminates in the event Local Fiber is dissolved, involved in an act of bankruptcy, the appointment of a receiver (or similar custodian) or becomes insolvent.

3.       Income taxes

         FiberNet Telecom Inc., a C Corporation, has net operating loss carryforwards available to offset future taxable income of approximately $235,000. Because of the uncertainty as to the realization of the loss carryforwards, a valuation allowance equal to the estimated tax benefit of the loss carryforwards has been established.

4.       Warrants

         FiberNet Equal Access, LLC, has issued a warrant for the purchase of up to 10% of its membership interest. The warrant's exercise price is $25 per unit, subject to certain terms and conditions, and with an exercise period of three years from August 7, 1997.

         Warrants - to be Issued:

         Local Fiber Access, LLC, and FiberNet Equal Access, LLC, have each granted warrants for the acquisition of a 5% interest, subject to closings on each respective Credit Facility. (See notes 6 and 7.) These warrants will expire on December 31, 2004 or three years after final repayment of the Credit Facility, whichever is later. The warrants contain full anti-dilution provisions, and equalization provisions. The Company has the right to reacquire the warrants through December 31, 2000 pursuant to certain agreed upon values.

                  FIBERNET TELECOM INC. AND AFFILIATED ENTITIES
                          (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO COMBINED FINANCIAL STATEMENTS




5.       Related Party Transactions

         The Company is obligated for payment of monthly management fees for services rendered by two of its unconsolidated affiliates. Management, marketing and administrative services are provided. During the year, $120,000 has been accrued for unpaid services.

6.       Commitments and Contingencies

         Credit Facilities:

         On June 16, 1997, Local Fiber, LLC, obtained a Credit Facility commitment for project financing in connection with the purchase and installation of a digital fiberoptic network for multi-media services in New York City. The availability of this Credit Facility is subject to certain conditions precedent among which is the condition that the Company's shareholders commit to fund $2,500,000 of capital. The Credit Facility provides up to $9,300,000 for project costs and up to $600,000 for capitalized interest. Interest will be calculated based on the rate for 90-day commercial paper plus 525 basis points. Borrowings will be repaid over 60 months. The lender will have a first priority security interest on the Company's assets, revenues, present and future real property, personal property and intangibles. A commitment fee of 1%, or $99,000 will be due on acceptance of the Credit Facility commitment in addition to standby fees and reasonable expenses incurred by the lender. In consideration of closing on the Credit Facility, the lender will be issued warrants for the purchase of a 5% interest in Local Fiber, LLC.


         Building Access License:

         FiberNet Equal Access, LLC, has obtained licenses to construct and exclusively operate and maintain telecommunication distribution systems within certain commercial real estate. The term of the licenses is for ten years. License fees are payable based on a percentage of gross revenues received from customers using the systems, ranging from 10-14%.


         Leases:

         The Company leases its office facilities on a month to month basis requiring $800 per month rent.

                  FIBERNET TELECOM INC. AND AFFILIATED ENTITIES
                          (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO COMBINED FINANCIAL STATEMENTS





7.       Subsequent Events

         Reorganization and Merger:

         On November 24, 1997, the Company entered into an agreement with Desert Native Designs, Inc. and subsidiary, and stockholders, whereby the parties participated in a tax-free reorganization under Section 368(A)(2)E of the Internal Revenue Code of 1986. Further, pursuant to a plan of merger, the Company's 1,000 shares of outstanding common stock was exchanged for 11,500,000 shares - common stock and 80,000 shares - preferred stock of Desert Native Designs, Inc.

         Credit Facility:

         On August 1, 1997, FiberNet Equal Access, LLC, obtained a Credit Facility commitment for project financing in connection with the purchase and installation of a digital in-building fiber distribution platform. The Credit Facility provides up to $3,000,000 for project costs and up to $125,000 for capitalized interest. Interest will be calculated based on the rate for 90-day Libor rate plus 520 basis points. Borrowings will be repaid over 60 months. The lender will have a first priority security interest on the Company's assets, revenues, present and future real property, personal property and intangibles. A commitment fee of 1% will be due on acceptance of the Credit Facility commitment in addition to standby fees and reasonable expenses incurred by the lender. In consideration of closing on the Credit Facility, the lender will be issued warrants to acquire a 5% interest in FiberNet Equal Access, LLC. The availability of this Credit Facility is subject to certain conditions precedent among which is the condition that the Company's shareholders will have provided $1,000,000 of capital for working capital purposes.

         Office Lease:

         On August 22, 1997, the Company entered into a lease for office facilities with a seven month term, requiring monthly rent of $2,086 and additional charges for real estate taxes and common building expenses.